UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Corporate Income Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Corporate bonds produced moderate gains overall during the past six months, although the higher-yielding segments of the market were more rewarding for investors. For the fund’s fiscal year ended May 31, 2011, results were more robust as investors took on greater risk in an effort to enhance total returns in their fixed income portfolios. By comparison, returns on long-term Treasuries were flat over the six-month period and only modestly positive during the past 12 months.

MARKET ENVIRONMENT

The U.S. economy slowed in the first quarter. The Commerce Department estimated that gross domestic product grew by only 1.8%—well below its 3.1% pace in the fourth quarter of 2010. Meanwhile, darker clouds emerged overseas. Events continued to unfold in the ongoing European sovereign debt crisis, and during the so-called “Arab Spring,” political uprisings quickly spread across a wide swath of the Middle East and North Africa. Fears of supply disruptions in the oil-rich region caused crude prices to surge above $100 per barrel, taking a bite out of consumers’ purchasing power. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

After the close of the reporting period, Federal Reserve Chairman Ben Bernanke offered a relatively downbeat view of the U.S. economy, acknowledging that it is growing at a slower rate than expected—although he thought it would pick up during the second half of the year. “Although it is moving in the right direction, the economy is still producing at levels well below its potential,” he said. He added that it was facing headwinds from higher energy and food costs and a moribund housing market, which are tempering consumer spending, as well as from the negative effects of the disaster in Japan.

As a result, Bernanke expects the Fed’s accommodative monetary policy to remain in place until we see a sustained period of stronger job creation and a lower unemployment rate. His remarks underscored the likelihood that historically low interest rates will be with us through the foreseeable future.

PERFORMANCE

During the 6- and 12-month periods ended May 31, 2011, your fund generated gains of 3.56% and 10.77%, respectively. Fund performance surpassed that of the Barclays Capital U.S. Corporate Investment Grade Index in both periods and was mixed versus its Lipper peer group average. The fund’s net asset value started and ended the six-month period at $9.88 per share, while dividends contributed $0.22 per share in the same time frame. The 30-day SEC yield rose from 3.54% to 3.58% from the end of November through the end of May.

Our overweight allocation to high yield and BBB rated bonds boosted performance during the past six months as lower-rated credit outperformed. Within the BBB rated space, our exposure to Lloyd’s TSB Bank was especially beneficial. We are generally underweight in the European banking sector given the potential for contagion from the sovereign debt crisis and concerns surrounding future financial reform. Accordingly, our exposure is centered on core European names rather than on peripheral Europe, and we favor retail banks over investment banks. Lloyd’s fits this profile and has experienced steady improvement in earnings. (Please refer to our portfolio of investments for a complete list of fund holdings and the amount each represents in the portfolio.)

Credit selection among utilities also helped. We held European utilities Enel Finance International and EDP Finance, both of which posted strong returns during the recent period. Credit selection in the energy sector was positive, thanks to good returns from oil refiners Valero Energy and Motiva Enterprises. Refiners enjoyed stronger margins during the period, with growth in demand outpacing rising input costs from crude oil prices.

On a negative note, our exposure to several European-domiciled companies detracted from results as sovereign debt concerns weighed on many underlying corporate credits. Our telecommunications positions did not perform well, including Spain’s Telefonica Emisiones and Italy’s Telecom Italia Capital. Our U.S. telecommunications bonds lagged as well, driven by poor results from wireless tower companies SBA Tower Trust and American Tower. Many wireless tower companies have been under pressure from the AT&T and T-Mobile merger, which has the potential to cause some towers to be decommissioned over time.

We are maintaining our focus on strong fundamentals as our analysts evaluate prospects in the lower-quality sectors for profitable opportunities. We added to select higher-yielding BBB and BB rated securities during the period as company fundamentals improved. Our BBB additions include Ensco, a global offshore oil driller that recently announced a merger with Pride International to create the second-largest drilling company in the world. Ensco entered the new issues market to help finance the acquisition and offered an attractive yield.

In addition, we are significantly overweight in the media sector, with a focus on companies tied to increasing advertising revenues, such as Time Warner Cable. Advertising was cut severely in 2009 as companies slashed costs. Facing a subdued growth environment, companies are likely to increase ad spending in an attempt to win market share.

We are overweight in natural gas, with an emphasis on pipeline companies such as Boardwalk Pipelines and DCP Midstream. We favor the noncyclical nature of this industry, which enjoys a steady stream of cash flow through short-term market turbulence. Other noncyclical industries are tobacco and supermarkets. We expect continued recovery in the global economy over time to benefit these groups. We are underweight in the health care/pharmaceuticals space, with its limited potential for capital appreciation. These firms are more vulnerable to merger and acquisition (M&A) activity due to cheap financing and few growth opportunities in developed countries. We prefer to own health care firms with more attractive yields, including Boston Scientific and Life Technologies—excellent examples of crossover credits with the potential for considerable capital appreciation.

OUTLOOK

Judging by Fed Chairman Ben Bernanke’s downbeat assessment of the U.S. economy, we expect historically low interest rates to be with us for the rest of the year, and quite possibly through the first quarter of 2012. The threat of inflation has begun to recede given the continuing high unemployment rate and sluggish labor and housing markets, indicating that the Fed can afford to wait a bit longer before unwinding its accommodative monetary policy. Treasury yields have slipped even lower during the past few weeks, and mortgage rates are at levels not seen in decades; yet even these enticements have failed to lift the economy out of the doldrums.

We believe the rating agencies’ recent decision to lower the credit outlook on U.S. Treasury debt is troubling, and it would certainly be untenable if such a downgrade actually came to pass. However, if the warning forces politicians to get serious about reaching a viable agreement on meaningful deficit reduction measures, it will have helped improve the fiscal environment in the U.S. This is a timely reminder of the scale of the problem, and it is notable how little risk premium has been demanded so far by investors. At the moment, we remain optimistic about the future of the U.S. economy and the ability of our elected officials to seriously address these issues.

In the corporate bond sector, fundamentals remain strong as low funding rates and easy monetary policy continue to allow for improvement in balance sheet strength. However, relatively low yield spreads versus Treasuries increase the risk of M&A activity within our asset class. While M&A activity has had a benign effect on bondholders to date, high cash positions create an environment for companies to add leverage to their financial profiles, which would put a damper on some areas of our market. Whatever scenario unfolds, our experienced team remains committed to our risk-conscious investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

June 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays Capital U.S. Corporate Investment Grade Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationships among the yields of bonds with different maturities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

	Year Ended 5/31/11‡	5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡
NET ASSET VALUE					
Beginning of period	$ 9.45	$ 8.47	$ 9.20	$ 9.61	$ 9.31
Investment activities					
Net investment income	0.45(1)	0.49(1)	0.48(1)	0.50(1)	0.49(1)
Net realized and unrealized gain (loss)	0.55	0.99	(0.72)	(0.41)	0.31
Total from investment activities	1.00	1.48	(0.24)	0.09	0.80
Distributions					
Net investment income	(0.45)	(0.50)	(0.49)	(0.50)	(0.50)
Net realized gain	(0.12)	–	–	–	–
Total distributions	(0.57)	(0.50)	(0.49)	(0.50)	(0.50)
NET ASSET VALUE					
End of period	**$ 9.88**	**$ 9.45**	**$ 8.47**	**$ 9.20**	**$ 9.61**

Ratios/Supplemental Data

Total return(2)	**10.77%(1)**	**17.69%(1)**	**(2.34)%(1)**	**0.94%(1)**	**8.70%(1)**
Ratio of total expenses to average net assets	0.64%(1)	0.63%(1)	0.73%(1)	0.74%(1)	0.73%(1)
Ratio of net investment income to average net assets	4.57%(1)	5.34%(1)	5.86%(1)	5.30%(1)	5.18%(1)
Portfolio turnover rate	57.1%	37.7%	36.3%	38.9%	42.8%
Net assets, end of period (in thousands)	$ 717,034	$ 699,079	$ 428,296	$ 250,299	$ 215,857

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses permanently waived of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01% of average net assets for the years ended 5/31/11, 5/31/10, 5/31/09, 5/31/08, and 5/31/07, respectively, related to investments in T. Rowe Price mutual funds. See Note 6.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 93.9%		
FINANCIAL INSTITUTIONS 35.4%		
Brokerage 0.8%		
Ameriprise Financial, 7.30%, 6/28/19	2,180	2,670
Jefferies Group, 6.25%, 1/15/36	1,150	1,102
Jefferies Group, 8.50%, 7/15/19	975	1,183
Raymond James Financial, 4.25%, 4/15/16	655	678
		5,633
Commercial Banks Non-U.S. 1.5%		
BPCE, 2.375%, 10/4/13 (1)	2,380	2,391
Nordea Bank, 4.875%, 5/13/21 (1)	3,680	3,702
Standard Chartered, 3.85%, 4/27/15 (1)	4,390	4,590
		10,683
Commercial Banks-U.S. 5.1%		
BB&T Capital Trust II, 6.75%, 6/7/36	485	508
Capital One Capital IV, VR, 6.745%, 2/5/82	1,215	1,235
Capital One Financial, 7.375%, 5/23/14	730	849
Discover Bank, 8.70%, 11/18/19	2,550	3,178
Fifth Third Bancorp, 3.625%, 1/25/16	3,235	3,308
Fifth Third Bancorp, 6.25%, 5/1/13	260	282
Fifth Third Bancorp, 8.25%, 3/1/38	710	880
HSBC Bank USA, 4.625%, 4/1/14	1,040	1,115
KeyCorp, 3.75%, 8/13/15	3,165	3,287
KeyCorp, 5.10%, 3/24/21	930	962
PNC Funding, 4.375%, 8/11/20	3,405	3,502
PNC Funding, 6.70%, 6/10/19	2,235	2,652
Regions Financial, 5.75%, 6/15/15	975	995
SunTrust Banks, 3.60%, 4/15/16	1,730	1,770
U.S. Bancorp, 3.442%, 2/1/16	3,155	3,211

USB Capital XIII Trust, 6.625%, 12/15/39	1,105	1,148
Wells Fargo, 4.60%, 4/1/21	7,690	7,835
		36,717
Diversified Banking Institutions Non-U.S. 3.0%		
Barclays Bank, 5.20%, 7/10/14	3,470	3,796
Barclays Bank, 6.75%, 5/22/19	595	686
BNP Paribas, 5.00%, 1/15/21	2,770	2,833
HSBC Holdings, 5.10%, 4/5/21	5,820	6,047
Royal Bank of Scotland, 3.40%, 8/23/13	3,875	3,976
Societe Generale, 3.50%, 1/15/16 (1)	2,790	2,831
UBS AG Stamford, 4.875%, 8/4/20	1,320	1,374
		21,543
Diversified Banking Institutions-U.S. 14.2%		
Bank of America, 5.65%, 5/1/18	5,435	5,795
Bank of America, 6.50%, 8/1/16	4,140	4,689
Bank of America, 7.375%, 5/15/14	4,505	5,146
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,347	1,219
Citigroup, 4.587%, 12/15/15	4,070	4,319
Citigroup, 5.375%, 8/9/20	880	922
Citigroup, 5.50%, 10/15/14	3,740	4,083
Citigroup, 6.125%, 5/15/18	3,600	4,004
Citigroup, 6.50%, 8/19/13	4,820	5,286
Goldman Sachs, 3.625%, 2/7/16	5,180	5,184
Goldman Sachs, 3.70%, 8/1/15	3,205	3,271
Goldman Sachs, 6.15%, 4/1/18	2,160	2,362
Goldman Sachs, 6.25%, 2/1/41	2,115	2,147
Goldman Sachs, 6.75%, 10/1/37	815	819
Goldman Sachs, 7.50%, 2/15/19	4,735	5,539

Goldman Sachs Capital I, 6.345%, 2/15/34	1,673	1,603
JPMorgan Chase, 3.40%, 6/24/15	2,155	2,235
JPMorgan Chase, 3.70%, 1/20/15	3,920	4,096
JPMorgan Chase, 4.65%, 6/1/14	4,315	4,670
JPMorgan Chase, 6.00%, 1/15/18	1,765	1,989
JPMorgan Chase Capital XVIII, 6.95%, 8/1/66	230	236
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	405	415
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	4,320	4,452
Merrill Lynch, 5.45%, 2/5/13	2,065	2,199
Merrill Lynch, 6.875%, 4/25/18	2,835	3,224
Merrill Lynch, 7.75%, 5/14/38	1,720	2,015
Morgan Stanley, 3.45%, 11/2/15	2,580	2,591
Morgan Stanley, 4.00%, 7/24/15	3,750	3,891
Morgan Stanley, 4.10%, 1/26/15	4,050	4,212
Morgan Stanley, 4.20%, 11/20/14	350	366
Morgan Stanley, 6.00%, 4/28/15	2,050	2,267
Morgan Stanley, 6.625%, 4/1/18	850	955
Morgan Stanley, 7.30%, 5/13/19	4,795	5,517
		101,718
Finance Companies 3.0%		
Discover Financial Servicers, 10.25%, 7/15/19	1,070	1,420
GATX, 3.50%, 7/15/16	1,270	1,304
GATX, 4.85%, 6/1/21	2,250	2,259
GE Capital, 2.10%, 1/7/14	1,165	1,182
GE Capital, 5.30%, 2/11/21	1,440	1,509
GE Capital, 5.875%, 1/14/38	5,335	5,554
International Lease Finance, 6.50%, 9/1/14 (1)	700	752
International Lease Finance, 6.625%, 11/15/13	2,970	3,126
SLM Corporation, 5.125%, 8/27/12	1,075	1,113

SLM Corporation, 6.25%, 1/25/16	2,085	2,187
SLM Corporation, 8.45%, 6/15/18	1,220	1,377
		21,783
Insurance 5.1%		
Aflac, 8.50%, 5/15/19	2,855	3,542
Allstate, 7.45%, 5/16/19	1,450	1,760
Berkshire Hathaway Finance, 4.25%, 1/15/21	2,940	3,010
CNA Financial, 5.875%, 8/15/20	2,285	2,448
CNA Financial, 6.50%, 8/15/16	1,840	2,086
Ohio National Financial Services, 6.35%, 4/1/13 (1)	195	202
Partnerre Finance, 5.50%, 6/1/20	1,880	1,939
Principal Financial Group, 6.05%, 10/15/36	280	302
Principal Financial Group, 8.875%, 5/15/19	1,500	1,940
Principal Life Insurance, 8.00%, 3/1/44 (1)	405	458
Provident, 7.00%, 7/15/18	2,510	2,846
Prudential Financial, 4.75%, 9/17/15	2,640	2,865
Reinsurance Group of America, 5.00%, 6/1/21	2,025	2,026
Reinsurance Group of America, 5.625%, 3/15/17	500	539
Reinsurance Group of America, 6.45%, 11/15/19	1,965	2,188
UnitedHealth Group, 3.875%, 10/15/20	1,380	1,363
UnitedHealth Group, 4.70%, 2/15/21	1,175	1,229
UNUM Group, 5.625%, 9/15/20	1,195	1,272
Unum Provident Finance, 6.85%, 11/15/15 (1)	585	663
WellPoint, 4.35%, 8/15/20	175	178
WellPoint, 6.00%, 2/15/14	3,485	3,896
		36,752
Real Estate Investment Trusts 2.7%		
AMB Property, 4.50%, 8/15/17	1,905	1,947

AMB Property, 6.625%, 12/1/19	1,295	1,453
Federal Realty Investment Trust, 5.90%, 4/1/20	425	471
Federal Realty Investment Trust, 6.00%, 7/15/12	455	479
Healthcare Realty Trust, 5.75%, 1/15/21	1,920	2,009
Hospitality Properties Trust, 5.625%, 3/15/17	760	804
Hospitality Properties Trust, 7.875%, 8/15/14	1,700	1,927
Kilroy Realty, 6.625%, 6/1/20	1,690	1,859
Reckson Operating Partnership, 6.00%, 3/31/16	1,500	1,631
Regency Centers, 5.875%, 6/15/17	440	493
Regency Centers, 6.00%, 6/15/20	820	912
Ventas Realty, 3.125%, 11/30/15	975	978
Ventas Realty, 6.50%, 6/1/16	530	547
WEA Finance, 4.625%, 5/10/21 (1)	635	635
WEA Finance, 6.75%, 9/2/19 (1)	775	906
WEA Finance, 7.50%, 6/2/14 (1)	1,655	1,914
		18,965
Total Financial Institutions		253,794
INDUSTRIAL 43.8%		
Basic Industry 5.5%		
Allegheny Technologies, 5.95%, 1/15/21	1,635	1,780
Allegheny Technologies, 9.375%, 6/1/19	1,925	2,500
Anglogold Ashanti Holdings, 5.375%, 4/15/20	1,710	1,755
Arcelormittal, 3.75%, 8/5/15	1,905	1,956
Arcelormittal, 5.375%, 6/1/13	2,700	2,882
Barrick North America Finance, 5.70%, 5/30/41 (1)	3,785	3,782
Celulosa Arauco y Constitucion, 5.00%, 1/21/21	660	662
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	478	505
CF Industries, 6.875%, 5/1/18	1,550	1,779

Cliffs Natural Resources, 4.875%, 4/1/21	2,585	2,636
Dow Chemical, 2.50%, 2/15/16	1,485	1,478
Dow Chemical, 8.55%, 5/15/19	2,990	3,873
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	2,370	2,592
Inversiones, 4.75%, 1/19/18 (1)	1,400	1,408
POSCO, 4.25%, 10/28/20 (1)	2,440	2,343
Rio Tinto Finance, 4.125%, 5/20/21	3,755	3,747
Steel Dynamics, 7.625%, 3/15/20	1,550	1,678
Vale Overseas, 6.25%, 1/23/17	1,870	2,143
		39,499
Capital Goods 2.5%		
Case New Holland, 7.875%, 12/1/17 (1)	2,800	3,132
Embraer, 6.375%, 1/15/20	630	685
Holcim, 6.00%, 12/30/19 (1)	4,285	4,647
L-3 Communications, 4.75%, 7/15/20	2,935	3,024
Republic Services, 5.70%, 5/15/41	1,515	1,529
Roper Industries, 6.25%, 9/1/19	1,865	2,107
Waste Management, 6.10%, 3/15/18	2,700	3,106
		18,230
Communications 11.5%		
America Movil, 5.625%, 11/15/17	1,310	1,489
America Movil, 6.375%, 3/1/35	1,847	2,036
American Tower, 4.50%, 1/15/18	1,960	1,970
American Tower, 5.05%, 9/1/20	1,375	1,379
American Tower, 7.25%, 5/15/19	3,793	4,374
American Tower Trust, 5.957%, 4/15/37 (1)	1,000	1,077
Ameritech Capital Funding, 6.55%, 1/15/28	1,630	1,771
AT&T, 2.95%, 5/15/16	2,845	2,884

Consumer Cyclical 4.9%		
Advance Auto Parts, 5.75%, 5/1/20	1,660	1,778
AOL Time Warner, 7.70%, 5/1/32	1,355	1,650
Banque PSA Finance, 4.375%, 4/4/16 (1)	3,500	3,583
Ford Motor Credit, 5.75%, 2/1/21	1,285	1,288
Home Depot, 5.95%, 4/1/41	3,475	3,637
Host Hotels & Resorts, 5.875%, 6/15/19 (1)	1,780	1,782
Hyatt Hotels, 5.75%, 8/15/15 (1)	2,920	3,099
Macy's, 5.35%, 3/15/12	395	411
Macy's, 5.90%, 12/1/16	100	113
MDC Holdings, 5.375%, 12/15/14	885	930
MDC Holdings, 5.625%, 2/1/20	825	821
Nissan Motor Acceptance, 3.25%, 1/30/13 (1)	1,795	1,840
Nordstrom, 4.75%, 5/1/20	1,000	1,061
Nordstrom, 6.75%, 6/1/14	1,050	1,209
O'Reilly Automotive, 4.875%, 1/14/21	2,725	2,782
RCI Banque, 4.60%, 4/12/16 (1)	2,485	2,555
Time Warner, 6.875%, 6/15/18	3,580	4,229
Westfarmers, 2.983%, 5/18/16 (1)	505	506
Wyndham Worldwide, 7.375%, 3/1/20	1,450	1,620
		34,894
Consumer Non-Cyclical 6.0%		
Altria Group, 4.125%, 9/11/15	1,680	1,790
Altria Group, 4.75%, 5/5/21	3,895	3,919
Altria Group, 9.25%, 8/6/19	2,605	3,437
Boston Scientific, 4.50%, 1/15/15	1,670	1,761
Bunge Finance, 5.90%, 4/1/17	1,500	1,649
Bunge Limited Finance, 4.10%, 3/15/16	945	986
Bunge Limited Finance, 8.50%, 6/15/19	915	1,125

Cardinal Health, 4.625%, 12/15/20	2,880	2,941
Coca-Cola FEMSA, 4.625%, 2/15/20	1,695	1,761
Delhaize Group, 6.50%, 6/15/17	2,450	2,837
Energizer Holdings, 4.70%, 5/19/21 (1)	1,795	1,809
Express Scripts, 3.125%, 5/15/16	2,160	2,185
Express Scripts, 6.25%, 6/15/14	1,125	1,271
Kroger, 5.40%, 7/15/40	2,600	2,579
Life Technologies, 4.40%, 3/1/15	2,635	2,814
Medco Health Solutions, 2.75%, 9/15/15	1,825	1,842
Pernod-Ricard, 5.75%, 4/7/21 (1)	750	788
Ralcorp Holdings, 4.95%, 8/15/20	2,095	2,136
Reynolds American, 7.25%, 6/1/13	2,500	2,778
Viterra, 5.95%, 8/1/20 (1)	2,330	2,307
		42,715
Energy 8.7%		
Anadarko Petroleum, 6.375%, 9/15/17	2,320	2,661
Apache, 5.10%, 9/1/40	3,880	3,818
BP Capital Markets, 3.125%, 10/1/15	2,375	2,431
Canadian Natural Resources, 6.25%, 3/15/38	2,270	2,543
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,203
Diamond Offshore Drilling, 5.70%, 10/15/39	855	882
Diamond Offshore Drilling, 5.875%, 5/1/19	910	1,031
Ensco, 3.25%, 3/15/16	3,475	3,545
EOG Resources, 2.50%, 2/1/16	2,395	2,405
EOG Resources, 5.625%, 6/1/19	635	722
EOG Resources, 5.875%, 9/15/17	570	656
Hess, 6.00%, 1/15/40	1,695	1,790
Hess, 7.875%, 10/1/29	898	1,154
Hess, 8.125%, 2/15/19	565	724

Marathon Oil, 5.90%, 3/15/18	1,125	1,290
Motiva Enterprises, 6.85%, 1/15/40 (1)	2,115	2,515
Nabors Industries, 9.25%, 1/15/19	3,215	4,168
Newfield Exploration, 6.875%, 2/1/20	2,065	2,184
Noble Energy, 6.00%, 3/1/41	2,165	2,275
Noble Holding International, 6.05%, 3/1/41	1,310	1,384
Novatek Finance, 5.326%, 2/3/16 (1)	1,515	1,572
Odebrecht Drilling Norbe VIII, 6.35%, 6/30/21 (1)	820	867
Reliance Holdings, 4.50%, 10/19/20 (1)	1,415	1,350
Rowan Companies, 5.00%, 9/1/17	1,580	1,707
Rowan Companies, 7.875%, 8/1/19	1,380	1,701
Southwestern Energy, 7.50%, 2/1/18	2,580	2,935
Talisman Energy, 3.75%, 2/1/21	3,580	3,444
Valero Energy, 6.125%, 6/15/17	2,140	2,437
Valero Energy, 9.375%, 3/15/19	1,810	2,368
Weatherford International, 6.75%, 9/15/40	445	488
Weatherford International, 9.625%, 3/1/19	2,540	3,334
Woodside Finance, 4.50%, 11/10/14 (1)	1,075	1,156
		62,740
Industrial Other 0.5%		
Valmont Industries, 6.625%, 4/20/20	3,010	3,334
		3,334
Technology 1.5%		
Affiliated Computer Services, 5.20%, 6/1/15	1,770	1,947
Agilent Technologies, 5.00%, 7/15/20	1,845	1,948
Broadcom, 2.375%, 11/1/15 (1)	1,000	994
Brocade Communications, 6.875%, 1/15/20	565	616
Jabil Circuit, 5.625%, 12/15/20	2,120	2,104

Verisk Analytics, 5.80%, 5/1/21	1,470	1,558
Xerox, 6.35%, 5/15/18	900	1,039
Xerox, 8.25%, 5/15/14	720	850
		11,056
Transportation 2.7%		
Burlington Northern Santa Fe, 5.05%, 3/1/41	2,585	2,479
Burlington Northern Santa Fe, 5.40%, 6/1/41	1,465	1,468
Canadian Pacific Railroad, 7.25%, 5/15/19	940	1,144
Continental Airlines, 4.75%, 1/12/21	845	820
Continental Airlines, 7.25%, 5/10/21	405	438
Continental Airlines, 9.00%, 7/8/16	2,132	2,466
Delta Air Lines, 5.30%, 4/15/19	275	276
Delta Air Lines, 7.75%, 6/17/21	430	470
Delta Air Lines, ETC, 4.95%, 5/23/19	675	675
Delta Air Lines, ETC, 6.821%, 2/10/24	1,334	1,381
ERAC USA Finance, 4.50%, 8/16/21 (1)	790	795
ERAC USA Finance, 5.25%, 10/1/20 (1)	2,625	2,792
Southwest Airlines, 5.125%, 3/1/17	2,410	2,586
US Airways, 6.25%, 10/22/24	1,305	1,279
		19,069
Total Industrial		313,844
UTILITY 14.7%		
Electric 7.9%		
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	1,690	1,721
Appalachian Power, 6.375%, 4/1/36	1,460	1,589
Black Hills, 6.50%, 5/15/13	1,285	1,391
CMS Energy, 4.25%, 9/30/15	1,450	1,508
CMS Energy, 6.25%, 2/1/20	1,565	1,706

Natural Gas 6.8%

AGL Capital, 5.25%, 8/15/19	2,420	2,617
Boardwalk Pipelines, 5.50%, 2/1/17	1,090	1,200
Boardwalk Pipelines, 5.75%, 9/15/19	760	832
Buckeye Partners, 5.50%, 8/15/19	3,855	4,191
Buckeye Partners, 6.05%, 1/15/18	480	540
CenterPoint Energy, 5.85%, 1/15/41 (1)	910	943
DCP Midstream, 9.70%, 12/1/13 (1)	1,065	1,253
DCP Midstream Operating, 3.25%, 10/1/15	2,015	2,036
El Paso Natural Gas, 5.95%, 4/15/17	300	343
Enbridge Energy Partners, 5.20%, 3/15/20	350	379
Enbridge Energy Partners, 5.50%, 9/15/40	1,415	1,393
Enogex, 6.25%, 3/15/20 (1)	1,500	1,676
Enterprise Products Operations, 3.20%, 2/1/16	1,670	1,706
Enterprise Products Operations, 5.95%, 2/1/41	1,320	1,349
Enterprise Products Operations, 7.55%, 4/15/38	1,910	2,330
Gulfstream Natural Gas, 6.95%, 6/1/16 (1)	480	575
Kinder Morgan Finance, 5.70%, 1/5/16	2,000	2,115
Magellan Midstream Partners, 6.55%, 7/15/19	1,055	1,237
NiSource Finance, 6.25%, 12/15/40	1,225	1,296
NiSource Finance, 10.75%, 3/15/16	1,715	2,269
NuStar Logistics, 4.80%, 9/1/20	1,160	1,194
NuStar Logistics, 7.65%, 4/15/18	1,635	1,962
ONEOK Partners, 3.25%, 2/1/16	1,820	1,855
Piedmont Natural Gas, 6.00%, 12/19/33	175	183
Plains All American Pipeline, 5.75%, 1/15/20	2,095	2,308
Plains All American Pipeline, 6.50%, 5/1/18	800	919
Sempra Energy, 6.00%, 10/15/39	1,690	1,824
Southeast Supply Header, 4.85%, 8/15/14 (1)	1,200	1,268

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/11
Investment Income (Loss)	
Income	
Interest	$ 38,418
Dividend	57
Other	75
Total income	38,550
Expenses	
Investment management	3,343
Shareholder servicing	967
Prospectus and shareholder reports	119
Custody and accounting	192
Registration	67
Legal and audit	23
Directors	8
Miscellaneous	12
Reductions of fees and expenses	
Investment management fees waived	(1)
Total Expenses	4,730
Net investment income	33,820
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	29,231
Swaps	3
Net realized gain	29,234
Change in net unrealized gain (loss)	
Securities	11,592
Swaps	152
Change in net unrealized gain	11,744
Net realized and unrealized gain	40,978
INCREASE IN NET ASSETS FROM OPERATIONS	$ 74,798

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2011, totaled $0 for the year ended May 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of May 31, 2011, the fund held credit derivatives with a fair value of $140,000, included in Unrealized loss on swaps on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended May 31, 2011, the fund recognized $3,000 of realized gain on Swaps and a $152,000 change in unrealized gain on Swaps related to its investments in credit derivatives; such amounts are included on the accompanying Statement of Operations.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of May 31, 2011, the notional amount of protection sold by the fund totaled $2,300,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2011, securities valued at $299,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2011, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $410,768,000 and $433,969,000, respectively, for the year ended May 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010 were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

During the year ended May 31, 2011, the fund utilized $3,467,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $152,000 for Price Associates; $176,000 for T. Rowe Price Services, Inc.; and $24,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2011, the fund was allocated $537,000 of Spectrum Funds’ expenses, of which $376,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2011, approximately 44% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2011, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Corporate
Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,231,000 from short-term capital gains,

• $12,397,000 from long-term capital gains, which was subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1995	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1995	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Corporate Income Fund	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,226,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011